Loncar China BioPharma ETF
Schedule of Investments
May 31, 2021 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Biotechnology - 58.4% (a)
252,500	3SBio, Inc. (b)	$289,538
35,000	Akeso, Inc. (b)	270,115
145,000	Alphamab Oncology (b)	370,650
109,000	Antengene Corporation, Ltd. (b)	237,619
42,900	Ascentage Pharma Group International (b)	260,335
1,036	BeiGene, Ltd. - ADR (b)	371,416
9,800	CanSino Biologics, Inc. - H Shares (b)	399,248
54,829	CASI Pharmaceuticals, Inc. (b)	87,727
2,402,000	CK Life Sciences Int’l Holdings, Inc.	229,012
181,500	CStone Pharmaceuticals (b)	297,453
22,000	Everest Medicines, Ltd. (b)	206,352
166,000	Genscript Biotech Corporation (b)	584,951
9,455	Gracell Biotechnologies, Inc. - ADR (b)	142,392
174,000	HBM Holdings, Ltd. (b)	237,186
275,500	Hua Medicine (b)	174,639
7,868	Hutchmed China, Ltd.. - ADR (b)	234,073
4,258	I-Mab - ADR (b)	345,196
126,000	Immunotech Biopharm, Ltd. (b)	287,017
113,000	InnoCare Pharma, Ltd. (b)	325,395
30,000	Innovent Biologics, Inc. (b)	345,938
89,100	Jacobio Pharmaceuticals Group Company, Ltd. (b)	248,536
99,000	JHBP CY Holdings, Ltd. (b)	205,105
50,000	JW Cayman Therapeutics Company, Ltd. (b)	184,887
109,500	Kintor Pharmaceutical, Ltd. (b)	963,583
276,500	Lee’s Pharmaceutical Holdings, Ltd.	169,929
9,651	Legend Biotech Corporation - ADR (b)	379,960
82,500	Ocumension Therapeutics (b)	266,266
18,000	Remegen Company, Ltd. - H Shares (b)	247,220
31,400	Shanghai Haohai Biological Technology Company, Ltd. - H Shares	357,834
51,600	Shanghai Henlius Biotech, Inc. - H Shares (b)	281,219
33,000	Shanghai Junshi Biosciences Company, Ltd. - H Shares (b)	327,385
384,500	Sino Biopharmaceutical, Ltd.	426,039
265,000	Viva Biotech Holdings	360,549
2,177	Zai Lab, Ltd. - ADR (b)	386,766
		10,501,530
	Biotechnology Services - 8.1%
15,700	Hangzhou Tigermed Consulting Company, Ltd. - H Shares	312,726
17,900	Pharmaron Beijing Company, Ltd. - H Shares	421,353
16,858	WuXi AppTec Company, Ltd. - H Shares	349,033
25,000	Wuxi Biologics Cayman, Inc. (b)	370,740
		1,453,852

		Diagnostics - 2.4%
8,447		Burning Rock Biotech, Ltd. - ADR (b)	228,660
9,634		Genetron Holdings, Ltd. - ADR (b)	203,952
			432,612
		Pharmaceutical Distribution - 2.0%
109,100		Sinopharm Group Company, Ltd. - H Shares	364,065
		Pharmaceutical Manufacturing - 3.1%
477,000		SSY Group, Ltd.	317,734
239,400		YiChang HEC ChangJiang Pharmaceutical Company, Ltd. - H Shares	228,558
			546,292
		Pharmaceuticals - 26.0% (a)
322,000		China Grand Pharmaceutical and Healthcare Holdings, Ltd.	331,895
158,000		China Medical System Holdings, Ltd.	394,109
478,500		China Resources Pharmaceutical Group, Ltd.	340,310
340,880		CSPC Pharmaceutical Group, Ltd.	512,100
105,000		Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd. - H Shares	305,740
67,500		Hansoh Pharmaceutical Group Company, Ltd.	287,863
68,570		Livzon Pharmaceutical Group, Inc. - H Shares	348,085
321,500		Luye Pharma Group, Ltd.	217,882
77,500		Shanghai Fosun Pharmaceutical Group Company, Ltd. - H Shares	639,551
150,500		Shanghai Pharmaceuticals Holding Company, Ltd. - H Shares	328,864
170,000		Shenzhen Hepalink Pharmaceutical Group Company, Ltd. - H Shares	241,371
890,000		Sihuan Pharmaceutical Holdings Group, Ltd.	393,313
250,000		Simcere Pharmaceutical Group, Ltd.	330,477
			4,671,560
		TOTAL COMMON STOCKS (Cost $13,729,407)	17,969,911

		SHORT-TERM INVESTMENTS- 0.0% (c)
4,523		First American Government Obligations Fund - Class X, 0.03% (d)	4,523
		TOTAL SHORT-TERM INVESTMENTS (Cost $4,523)	4,523
		TOTAL INVESTMENTS (Cost $13,733,930) - 100.0%	17,974,434
		Other Assets in Excess of Liabilities - 0.0% (c)	4,943
		NET ASSETS - 100.0%	$17,979,377

		Percentages are stated as a percent of net assets.

	ADR	American Depositary Receipt.
	(a)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

	(b)	Non-income producing security.
	(c)	Represents less than 0.05% of net assets.
	(d)	Rate shown is the annualized seven-day yield as of May 31, 2021.

Summary of Fair Value Disclosure at May 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2021:
Loncar China BioPharma ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$17,969,911	$-	$-	$17,969,911
Short-Term Investments	4,523	-	-	4,523
Total Investments in Securities	$17,974,434	$-	$-	$17,974,434
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended May 31, 2021, the Fund did not recognize any transfers to or from Level 3.